SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2012


                            NETWORKING PARTNERS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       0-54418                   45-0921541
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

   857 Sarno Road, Melbourne, Florida                              32935
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (321) 984-8858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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EXPLANATORY NOTE:

     Due to the facts (i) that in January 2012, the registrant was out of money and knew that it would soon be delinquent in its reporting obligations under the Securities Exchange Act of 1934, as amended, because it would not be able to file its Form 10-K for the fiscal year ended December 31, 2011; (ii) that Enzo Taddei, the registrant's Chief Executive Officer, was dealing with his ill infant daughter whom he lost during 2012; and (iii) that the registrant had no administrative assistants, some of the registrant's paper work was overlooked.

     The registrant has made considerable strides in the past several months in trying to bring its filings current with the Commission. The registrant is in the process of having its last two years audited in order to file the Form 10-K that is due on March 31, 2014. The situation was further exacerbated when the PCAOB revoked the registration of the registrant's certifying public accounting firm in February 2014. The registrant has retained a new certifying public accountant that has begun auditing our financial statements and reviewing our Form 10-Q for the quarter ended September 30, 2013.

     While preparing documentation for our new accountant and our securities attorney in connection with preparation of our Form 10-K for fiscal year ended December 31, 2013, the registrant discovered that it had failed to file a Form 8-K with Item 5.01 information regarding a change of control that occurred in January 2012.

     We are sorry for this oversight. However, our common stock has never traded and no new investment money has come into the company since 2011, so we do not believe that our delay in filing the change of control Form 8-K harmed anyone.

     We are filing this Current Report to rectify the prior administrative lapse. In addition, a Form 3, an amended Form 5 and a Schedule 13D are being filed simultaneously by our controlling shareholder, Mr. Taddei.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

     On January 27, 2012, our controlling shareholder, Anne's Diary Inc., in a privately negotiated, arms-length transaction, sold 7,579,684 shares of our common stock to Omron Holdings Plc, a company organized under the laws of the Republic of Seychelles, for $7,579.68. Mr. Taddei used his personal funds to purchase such shares. Omron Holdings Plc. is controlled by Enzo Taddei, our President.

     Following the above acquisition of common stock, Mr. Taddei is the beneficial owner of 8,079,684 (53.21%) shares of our common stock, including 500,000 shares directly held by Mr. Taddei. The 7,579,684 shares of common stock acquired from Anne's Diary Inc. have not been reissued to Omron Holdings Plc because the registrant is in arrears in payment of invoices due to the Company's transfer agent. Once that arrearage is satisfied, such shares will be issued to Omron Holdings Plc.

     Mr. Taddei has served as our President and sole Director since November 12, 2012, when Sara Stockdale resigned from such offices. This change in officers and directors was contemplated by Ms. Stockdale and Mr. Taddei when the stock sale was being consummated. Aside from Ms. Stockdale resigning and Mr. Taddei taking over her offices and directorship, no further management changes were planned at the time of the change of control.

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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2014

                                        NETWORKING PARTNERS, INC.

                                        By: /s/ Enzo Taddei
                                           ------------------------------------
                                           Enzo Taddei
                                           President

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